Exhibit 10.1

private placement Engagement Letter

October 9, 2014

Personal and Confidential

MoPals.Com Inc.

109 Atlantic Avenue

Toronto, ON, M6K 1X4

Attn: Mr. Alex Haditaghi, CEO

Dear Alex:

This letter agreement (this “Agreement”) confirms the understanding and agreement between MoPals.Com Inc. (the “Company”) and Amarok Financial, LLC (“Amarok”) and Cabrillo Broker, LLC through which all securities are offered (“Cabrillo,” and together with Amarok, collectively, “Advisor”) as follows:

1. Engagement; Services; Term. The Company hereby retains Advisor as its exclusive placement agent in connection with the possible private placement of equity, equity-linked or debt securities (including, without limitation, any convertible securities, preferred stock, unsecured, non-senior or subordinated debt securities, and/or senior notes or bank debt) (any or all of which being “Securities”) to provide financing to the Company and/or any of its subsidiaries or affiliates, or any entity formed by or at the direction of the Company, in one or more transactions (each, a “Transaction”). On the terms and subject to the conditions contained herein, Advisor will assist the Company in its efforts to effect a Transaction on terms approved by the Company in an amount not less $15,000,000 with a minimum post-money valuation of $60,000,000. Notwithstanding same the Company shall have the right to accept less than $15,000,000 and other terms in its sole discretion. The Company acknowledges that consummation of a Transaction is subject, among other factors, to acceptable documentation, market conditions, and satisfaction of the conditions set forth in one or more agreements to be entered into with any financier, lender, investor or other purchaser of Securities. It is expressly understood that this engagement does not constitute any commitment, express or implied, on the part of Advisor to (a) acquire, and does not ensure the successful placement of, any portion of the Securities, (b) secure any other financing on behalf of any person or entity, or (c) ensure that any agreements are executed by any financier, lender, investor or other prospective purchaser of Securities or guarantee the obligations of any such party. The Company further acknowledges and agrees that Advisor is not acting as an underwriter of the Securities and shall have no responsibility or obligation to underwrite the Securities, and that Advisor’s undertaking is subject to our continued satisfaction with the results of our ongoing review of the Company’s business and affairs.

Advisor’s services will consist of, if appropriate and if requested by the Company, (a) familiarizing ourselves with the Company’s financial condition and business, (b) assisting the Company in soliciting, coordinating and evaluating indications of interest and proposals regarding a Transaction, (c) assisting the Company in negotiating financial aspects of any Transaction, and (d) providing such other financial advisory and investment banking services as may be agreed upon by Advisor and the Company. In addition, Advisor shall assist the Company in the preparation of a Private Placement Memorandum (as defined below) or similar document describing the Company (it being expressly understood that the Company will remain solely responsible for such documents and all of the information contained therein). All services described herein shall be the sole responsibility of Amarok, except for the services that require registration as a broker or dealer which shall be performed by Cabrillo.

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MoPals.Com Inc.

The Company agrees that none of it, its controlling equity holders or other affiliates, or its management will initiate any discussions regarding a Transaction during the term of this Agreement, except with prior consultation with Advisor. In the event the Company, its controlling equity holders or other affiliates, or its management receives any inquiry regarding a Transaction from any party, the Company shall promptly inform Advisor of such inquiry so that Advisor can assist the Company in evaluating such party and its interest in a Transaction and in any resulting negotiations.

This Agreement may be terminated at any time by any party upon thirty days’ prior written notice to the other party; provided, however, that no expiration or termination of this Agreement shall affect (a) the indemnification, reimbursement, contribution and other obligations and provisions set forth on Schedule A attached hereto, (b) the confidentiality provisions set forth herein, (c) Sections 3-8 hereof, and (d) Advisor’s right to receive, and the Company’s obligation to pay, any and all fees and expenses due, whether or not any Transaction shall be consummated prior to or subsequent to the effective date of expiration or termination, all as more fully set forth in this Agreement.

2. Fees and Expenses. Upon the first closing of any Transaction completed by the Company (and upon each subsequent closing, if any), the Company shall pay Advisor a fee (“Transaction Fee”) equal to 7% of the aggregate amount of all equity and equity-linked securities (including, without limitation, convertible securities and preferred stock) placed or committed. The Transaction Fee(s) will be paid in the following manner: (i) 5% in cash and (ii) 2% in restricted stock to be valued at the Offering Price sold to the Investors. The Cash Fee to be paid to Advisor will be withheld from the proceeds of each Transaction and the Company will instruct the financier, lender, investor or other purchaser of Securities to wire transfer the Transaction Fee(s) directly to Advisor and the Stock Fee will be paid within three (3) business days of the Closing. The fees set forth in this Agreement shall be due regardless of whether the Transaction involves a change of control of the Company. The Transaction Fee(s) will be payable in respect of any sale of securities whether such sale has been arranged by Advisor, by another agent or directly by the Company (or such other issuer of the Securities in such Transaction) or any of its affiliates. Any non-cash consideration provided to or received in connection with the Transaction (including but not limited to intellectual or intangible property, securities, labor or services rendered, debt (or cancellation thereof) or tangible property) shall be valued for purposes of calculating the Transaction Fee as equaling the number of Securities issued in exchange for such consideration multiplied by (in the case of debt securities) the face value of each such Security or (in the case of equity securities) the price per Security paid in the then current round of financing. The fees set forth herein shall be in addition to any other fees that the Company (or such other issuer of the Securities in the Transaction) may be required to pay to any investor or other purchaser of Securities to secure its financing commitment.

If this Agreement expires or is terminated for any reason, and the Company (and/or any of its subsidiaries or affiliates) consummates, or enters into an agreement in principle to engage in (and which subsequently closes at any time), any Transaction prior to the date that is twelve (12) months after such expiration or termination date with any party which (i) Advisor identified, contacted or with whom Advisor or the Company had discussions regarding a potential Transaction during the term of this Agreement, or (ii) reviewed the Private Placement Memorandum or any other written materials prepared by Advisor or by the Company with the assistance of Advisor concerning the Company and/or any proposed Transaction, Advisor shall be entitled to receive its Transaction Fee upon the first closing of a Transaction (and upon each subsequent closing, if any) as if no such expiration or termination had occurred.

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In addition, and regardless of whether any Transaction is consummated, the Company shall, upon Advisor’s request, reimburse Advisor for its reasonable out-of-pocket expenses incurred from time to time in connection with its services hereunder.

3. Information. The Company will provide Advisor with access to management and other representatives of the Company and other participants in the Transaction, as reasonably requested by Advisor. The Company will furnish Advisor with such information as Advisor may reasonably request for the purpose of carrying out its engagement hereunder, all of which will be, to the Company’s best knowledge, accurate and complete at the time furnished. The Company further represents and warrants that any financial projections delivered to Advisor have been or will be reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the future financial results and condition of the Company. The Company will promptly notify Advisor in writing of any material inaccuracy or misstatement in, or material omission from, any information previously delivered to, or discussed with, Advisor, or any materials provided to any interested party. Advisor shall rely, without independent verification, on the accuracy and completeness of all information that is publicly available and of all information furnished by or on behalf of the Company or any other potential party to any Transaction or otherwise reviewed by, or discussed with, Advisor. The Company understands and agrees that Advisor will not be responsible for the accuracy or completeness of such information, and shall not be liable for any inaccuracies or omissions therein. The Company acknowledges that Advisor has no obligation to conduct any appraisal of any assets or liabilities of the Company or any other party or to evaluate the solvency of any party under any applicable laws relating to bankruptcy, insolvency or similar matters. Any advice (whether written or oral) rendered by Advisor pursuant to this Agreement is intended solely for the use of the Board of Directors of the Company (solely in its capacity as such) in evaluating a Transaction, and such advice may not be relied upon by any other person or entity or used for any other purpose. Any advice rendered by, or other materials prepared by, or any communication from, Advisor may not be disclosed, in whole or in part, to any third party, or summarized, quoted from, or otherwise referred to in any manner, without the prior written consent of Advisor. In addition, neither Advisor nor the terms of this Agreement may otherwise be referred to without our prior written consent.

The Company authorizes Advisor to provide a private placement memorandum (or similar document) (as such document may be amended or supplemented and including any information incorporated therein by reference, the “Private Placement Memorandum”) and other pertinent information furnished by or on behalf of the Company to prospective investors and other purchasers and agrees not to transmit the Private Placement Memorandum to prospective investors or other purchasers without Advisor’s prior approval. The Company will be solely responsible for the contents of the Private Placement Memorandum and any and all other written or oral communications provided by or on behalf of the Company to any actual or prospective investor or other purchaser. The Company represents and warrants that the Private Placement Memorandum and such other communications will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If an event occurs as a result of which the Private Placement Memorandum (as then supplemented or amended) would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, the Company will promptly notify Advisor of such event and Advisor will suspend solicitations of prospective investors and other purchasers until such time as the Company prepares (and the Company agrees that, if the solicitation of prospective investors and other purchasers has been so suspended after the Company has accepted orders from prospective investors or other purchasers, the Company will promptly prepare) a supplement or amendment to the Private Placement Memorandum which corrects such statement(s) or omission(s). The Company will (i) make available to each bona fide offeree of the Securities such information (in addition to that contained in the Private Placement Memorandum) concerning the offering of the Securities, the Company and any other relevant matters, and (ii) will provide each bona fide offeree the opportunity to ask questions of, and receive answers from, the officers and employees of the Company concerning the terms and conditions of the offering of the Securities.

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MoPals.Com Inc.

Advisor acknowledges that, in connection with the services to be provided pursuant to this Agreement, certain confidential, non-public and proprietary information concerning the Company and the Transaction (“Confidential Information”) has been or may be disclosed by the Company to Advisor or its employees, affiliates, attorneys, subcontractors and advisors (collectively, “Representatives”). Advisor agrees that, without the Company’s prior consent, no Confidential Information will be disclosed, in whole or in part, to any other party (other than to any potential party to a Transaction under appropriate assurances of confidentiality, to those Representatives who need access to any Confidential Information for purposes of performing the services to be provided hereunder, or as may be required by law or regulatory authority). The term “Confidential Information” does not include any information: (a) that was already in the possession of Advisor or any of its Representatives, or that was available to Advisor or any of its Representatives on a non-confidential basis, prior to the time of disclosure to Advisor or such Representatives; (b) obtained by Advisor or any of its Representatives from a third party which, insofar as is known to Advisor or such Representatives, is not subject to any prohibition against disclosure; (c) which was or is independently developed by Advisor or any of its Representatives without violating any confidentiality obligations under this paragraph; or (d) which was or becomes generally available to the public through no fault of Advisor. If Advisor becomes required by legal process or requested by regulatory authority to disclose any Confidential Information, prompt notice thereof (to the extent legally permissible) shall be given to the Company (provided that no notification shall be required in respect of any disclosure to regulatory authorities having jurisdiction over Advisor), and Advisor may disclose only that information which its counsel advises it is compelled to disclose. The obligations of Advisor and its Representatives set forth in this paragraph shall remain in effect for a period of one year after the date of this Agreement.

4. Indemnification. The Company agrees to provide indemnification, contribution and reimbursement to Advisor and certain other parties in accordance with, and the Company further agrees to be bound by the other provisions set forth in, Schedule A attached hereto, which Schedule A is incorporated herein and made a part hereof.

5. Other Services. To the extent Advisor is requested by the Company and agrees to perform any financial advisory or investment banking services which are not within the scope of this engagement (such as rendering a fairness opinion), the Company shall pay Advisor such fees as shall be mutually agreed upon by Advisor and the Company in writing, in advance, depending on the level and type of services required, and shall be in addition to the fees and expenses described hereinabove. Except as set forth in the preceding sentence, if Advisor is required to render services directly or indirectly relating to the subject matter of this Agreement (including, but not limited to, producing documents, answering interrogatories, attending depositions, and testifying at trial, and whether by subpoena, court process or order, or otherwise), the Company shall pay Advisor’s then current hourly rates for the persons involved for the time expended in rendering such services, including, but not limited to, time for meetings, conferences, preparation and travel, and all related out-of-pocket expenses (including, without limitation, the fees and expenses of Advisor’s legal counsel incurred in connection therewith).

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6. Credit. After the announcement or consummation of any Transaction, Advisor may, at its own expense, place announcements on its corporate website and in financial and other newspapers and periodicals (such as a customary “tombstone” advertisement, including the Company’s logo or other identifying marks) describing its services in connection therewith. The content of any such announcement shall be subject to the Company’s prior approval, which approval shall not be unreasonably withheld. Furthermore, if requested by Advisor, the Company agrees that in any press release announcing any Transaction, the Company will include in such press release a mutually acceptable reference to Advisor’s role as placement agent for the Company with respect to such Transaction.

7. Additional Covenants and Representations of the Company. In connection with all offers and sales of the Securities, the Company will cause to be addressed and delivered to Advisor a written opinion of Company counsel acceptable to Advisor containing (i) an opinion to the effect that the placement of Securities was exempt from registration under the Securities Act of 1933, as amended (the “Act”), and (ii) any other opinions of counsel that have been provided to investors or other purchasers of the Securities or which Advisor may reasonably request. The Company also will cause to be furnished to Advisor at or after each closing of a sale of Securities copies (addressed to Advisor, if requested and as appropriate) of such agreements, opinions, certificates and other documents (including, without limitation, accountant’s letters) as Advisor may reasonably request. The Company hereby acknowledges and agrees that Advisor shall be entitled to rely upon the representations and warranties made (whether pursuant to a subscription agreement or in any other format) to investors or other purchasers of Securities and the Company shall be deemed to have made such representations and warranties to and for the benefit of Advisor.

It is understood that the offer and sale of the Securities in a Transaction will be exempt from the registration requirements of the Act, pursuant to Section 4(2) thereof. The Company has not taken, and will not take, any action, directly or indirectly, so as to cause the transactions contemplated by this Agreement to fail to be entitled to exemption under Section 4(2) of the Act. The Company will promptly from time to time take such reasonable action as necessary to qualify the Securities as a private placement under the securities laws of such States and foreign jurisdictions as any prospective investor or other purchaser may reasonably request and will comply with applicable laws. The Company represents and warrants that all Securities to be issued in connection with this engagement will be duly authorized, validly issued, fully paid and nonassessable. The Company shall cause the issuer of the Securities to offer and sell the Securities only to investors and other purchasers of the Securities that they reasonably believe to be “accredited investors”, as defined in Rule 501 of Regulation D under the Act. The Company will cause the issuer of the Securities to file in a timely manner with the Securities and Exchange Commission (the “SEC”) and/or each other regulatory authority any notices or other filings with respect to the Securities required by Rule 503 of Regulation D under the Act and/or other applicable law or regulation and will upon request furnish to Advisor a signed copy of each such notice or filing promptly after its submission.

The Company represents and warrants that it has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (“1934 Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). As of their respective dates, all SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.

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8. Miscellaneous. This Agreement shall be binding upon the parties hereto and their respective successors, heirs and assigns and any successor, heir or assign of any substantial portion of such parties’ respective businesses and/or assets. Nothing in this Agreement, express or implied, is intended to confer or does confer on any person or entity, other than the parties hereto, the Indemnified Parties (as defined in Schedule A attached hereto) and each of their respective successors, heirs and assigns, any rights or remedies (directly or indirectly as a third party beneficiary or otherwise) under or by reason of this Agreement or as a result of the services to be rendered by Advisor hereunder.

The Company understands and acknowledges that Advisor engages in providing investment banking, securities trading, financing, and financial advisory services and other commercial and investment banking products and services to a wide range of institutions and individuals. In the ordinary course of business, Advisor and certain of its employees, as well as investment funds in which they may have financial interests or with which they may co-invest, may acquire, hold or sell, long or short positions, or trade or otherwise effect transactions, in debt, equity, and other securities and financial instruments (including bank loans and other obligations) of, or investments in, the Company or any other party that may be involved in the matters contemplated by this Agreement or have other relationships with such parties. With respect to any such securities, financial instruments and/or investments, all rights in respect of such securities, financial instruments and investments, including any voting rights, will be exercised by the holder of the rights, in its sole discretion. In addition, Advisor may in the past have had, and may currently or in the future have, financial advisory or other investment banking relationships with parties involved in the matters contemplated by this Agreement, including parties that may have interests with respect to the Company, a Transaction or other parties involved in a Transaction, from which conflicting interests or duties may arise. Although Advisor in the course of such other activities and relationships may acquire information about the Company, a Transaction or such other parties, or that otherwise may be of interest to the Company, Advisor shall have no obligation to, and may not be contractually permitted to, disclose such information, or the fact that Advisor is in possession of such information, to the Company or to use such information on the Company’s behalf.

The Company acknowledges that certain of Advisor’s affiliates (such affiliates collectively, the “Affiliate Purchaser”) may be potential purchasers, lenders or investors in connection with the Transaction. The Company acknowledges that (a) Advisor may discuss the potential Transaction with, and disclose confidential information concerning the Company and the Transaction to, the Affiliate Purchaser, (b) the interests of the Affiliate Purchaser may differ from those of the Company with respect to the timing, pricing and terms and conditions of the Transaction and otherwise, and the Company (on its own behalf and, to the extent permitted by applicable law, on behalf of its security holders) knowingly and voluntarily waives any conflicts of interest which may result from Advisor’s multiple roles as placement agent for the Company hereunder and as an affiliate of the Affiliate Purchaser, (c) no advice or recommendation rendered by Advisor hereunder shall be deemed a representation that the Affiliate Purchaser would agree to participate in a Transaction structured in accordance with such advice or recommendation, and (d) the Affiliate Purchaser shall be entitled to act as it deems appropriate to protect its interests as a prospective purchaser, lender or investor including, without limitation, by exercising any power, discretion, right or remedy, withholding any agreement, consent, waiver or approval, or making any other decision or determination.

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In order to enable Advisor to bring relevant resources to bear on its engagement hereunder from among its global affiliates, the Company agrees that Advisor may share information obtained from the Company and other parties hereunder with other members of Advisor, and may perform the services contemplated hereby in conjunction with such other members.

The parties understand that Advisor is being engaged hereunder as an independent contractor to provide the services described above solely to the Company, and that Advisor is not acting as a fiduciary of the Company, the security holders or creditors of the Company or any other person or entity in connection with this engagement, and the Company agrees that it shall not make, and hereby waives, any claim based on an assertion of such a fiduciary relationship. Any duties arising by reason of this Agreement or as a result of the services to be rendered by Advisor hereunder will be owed solely to the Company.

The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect pursuant to the terms hereof.

The Company agrees that it will be solely responsible for ensuring that any Transaction complies with applicable law. The Company understands that Advisor is not undertaking to provide any legal, regulatory, accounting, insurance, tax or other similar professional advice.

This Agreement is the complete and exclusive statement of the entire understanding of the parties regarding the subject matter hereof, and supersedes all previous agreements or understandings regarding the same, whether written or oral.

This Agreement may not be amended, and no portion hereof may be waived, except in a writing duly executed by the parties.

This Agreement has been reviewed by the signatories hereto and their counsel. There shall be no construction of any provision against Advisor because this Agreement was drafted by Advisor, and the parties waive any statute or rule of law to such effect.

The Company has all requisite power and authority to enter into this Agreement. This Agreement has been duly and validly authorized by all necessary action on the part of the Company and has been duly executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable in accordance with its terms.

To help the United States government fight the funding of terrorism and money laundering activities, the federal law of the United States requires all financial institutions to obtain, verify and record information that identifies each person with whom they do business as a condition to doing business with that person. Accordingly, the Company will provide Advisor upon request certain identifying information necessary to verify the Company's identity, such as a government-issued identification number (e.g., a U.S. taxpayer identification number), certified articles of incorporation, a government-issued business license, partnership agreement or trust instrument.

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This Agreement may be executed in any number of counterparts, each of which will be deemed an original and all of which will constitute one and the same instrument. Such counterparts may be delivered by one party to the other by facsimile or other electronic transmission, and such counterparts shall be valid for all purposes.

ALL DISPUTES ARISING OUT OF OR RELATED TO This agreement (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) shall be governed by, AND CONSTRUED IN ACCORDANCE WITH, the laws of the state of NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. EACH OF ADVISOR AND THE COMPANY (ON ITS OWN BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS EQUITY HOLDERS) IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) RELATED TO OR ARISING OUT OF THE ENGAGEMENT OF ADVISOR PURSUANT TO, OR THE PERFORMANCE BY ADVISOR OF THE SERVICES CONTEMPLATED BY, THIS AGREEMENT.

Please confirm that the foregoing terms are in accordance with your understanding by signing and returning a copy of this Agreement.

Sincerely,

AMAROK FINANCIAL, LLC		CABRILLO BROKER, LLC

By:		By:
	Harry Kang Managing Director		Wade Hansen Managing Director

Accepted and agreed to as of the date

first written above:

MOPALS.COM INC.

By:	/s/ Alex Haditaghi
Alex Haditaghi
CEO

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SCHEDULE A

This Schedule is attached to, and constitutes a material part of, that certain agreement (the “Agreement”) dated October 9, 2014, between MoPals.Com Inc. (the “Company”) and Advisor. Unless otherwise noted, all capitalized terms used herein shall have the meanings set forth in the Agreement.

As a material part of the consideration for the agreement of Advisor to furnish its services under the Agreement, the Company agrees (i) to indemnify and hold harmless Advisor and its affiliates, and their respective past, present and future directors, officers, shareholders, partners, members, employees, agents, representatives, advisors, subcontractors and controlling persons (collectively, the “Indemnified Parties”), to the fullest extent lawful, from and against any and all losses, claims, damages or liabilities (or actions in respect thereof), joint or several, (A) arising out of or based upon any untrue statement or alleged untrue statement of any material fact contained in the materials or any other information (whether written or oral) supplied to any third party by or on behalf of the Company or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (B) otherwise arising out of or relating to the Agreement, Advisor’s engagement under the Agreement, any Transaction or proposed Transaction, or any actions taken or omitted to be taken by an Indemnified Party or the Company in connection with the Agreement, and (ii) to reimburse each Indemnified Party for all expenses (including, without limitation, the fees and expenses of counsel) as they are incurred in connection with investigating, preparing, pursuing, defending, settling, compromising or otherwise becoming involved in any action, suit, dispute, inquiry, investigation or proceeding, pending or threatened, brought by or against any person or entity (including, without limitation, any shareholder or derivative action), arising out of or relating to the Agreement, or such engagement, Transaction or actions. However, the Company shall not be liable under clause (i)(B) of the foregoing indemnification provision for any loss, claim, damage or liability which is finally judicially determined by a court of competent jurisdiction to have resulted primarily from the willful misconduct or gross negligence of such Indemnified Party.

If for any reason the foregoing indemnification or reimbursement is unavailable to any Indemnified Party or insufficient fully to indemnify any such party or to hold it harmless in respect of any losses, claims, damages, liabilities or expenses referred to in such indemnification or reimbursement provisions, then the Company shall contribute to the amount paid or payable by the Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and Advisor, on the other hand, in connection with the matters contemplated by the Agreement. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then the Company shall contribute to such amount paid or payable by any Indemnified Party in such proportion as is appropriate to reflect not only such relative benefits, but also the relative fault of the Company, on the one hand, and such Indemnified Party, on the other hand, in connection therewith, as well as any other relevant equitable considerations. Notwithstanding the foregoing, in no event shall the Indemnified Parties be required to contribute an aggregate amount in excess of the amount of fees actually received by Advisor from the Company pursuant to the Agreement. Relative benefits received by the Company, on the one hand, and Advisor, on the other hand, shall be deemed to be in the same proportion as (i) the total value paid or received or contemplated to be paid or received by the Company, and its security holders, creditors, and other affiliates, as the case may be, pursuant to the transaction(s) (whether or not consummated) contemplated by the engagement hereunder, bears to (ii) the fees received by Advisor under the Agreement. The Company shall not settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened action, suit, dispute, inquiry, investigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not an Indemnified Party is an actual or potential party thereto), unless such settlement, compromise, consent or termination contains a release of the Indemnified Parties reasonably satisfactory in form and substance to Advisor.

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The Company further agrees that neither Advisor nor any other Indemnified Party shall have any liability (whether direct or indirect and regardless of the legal theory advanced) to the Company or any person or entity asserting claims on behalf of or in right of the Company related to or arising out of the Agreement, Advisor’s engagement under the Agreement, any Transaction or proposed Transaction, or any actions taken or omitted to be taken by an Indemnified Party or the Company in connection with the Agreement, except for losses, claims, damages or liabilities incurred by the Company which are finally judicially determined by a court of competent jurisdiction to have resulted primarily from the willful misconduct or gross negligence of such Indemnified Party. The indemnity, reimbursement, and other obligations and agreements of the Company set forth in the Agreement (i) shall apply to any services provided by Advisor in connection with this engagement prior to the date hereof and to any modifications of the Agreement, (ii) shall be in addition to any obligation or liability which the Company may otherwise have to any Indemnified Party, (iii) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Company or any Indemnified Party or any person controlling any of them, and (iv) shall survive the completion of the services described in, and any expiration or termination of the relationship established by, the Agreement.

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